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                                                                    EXHIBIT 99.1

Amedisys


A Healthy Investment for the 21st Century

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Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

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Amedisys Facts

o    One of the top 5 U.S. home nursing companies

o    Profitable in Medicare's Prospective Payment System

o    Provides skilled nursing care supported with acute care technology

o    Publicly traded since 1994

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Amedisys Facts

Largest Home Care Nursing Company in the South
60 Locations

Oklahoma - 5
Louisiana - 5
Alabama - 10
Tennessee - 11
Georgia - 23
Florida - 3
South Carolina - 1
North Carolina - 1
Virginia - 1

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
Home Health Care Facts

         1800's Home Health Care Begin                                       October 1, 2000 Medicare allows profits
1965 Medicare started coverage                                                       1999 Industry consolidation/closures
                                                Home Health Care
1980's Technology goes to the home                                                             1999 $36 Billion industry
         1997 Balanced Budget Act changed the rules                    1999 20,000 Providers treated 8M people

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What is Home Health Care Today?

"Medical care delivered to a homebound patient by licensed professionals supervised by the patient's physician."

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Amedisys is Positioned in the Largest Industry Segment...

Nursing                   70%                                             STOCK PRICES
Infusion                  14%                                                2-25-02
Respiratory               10%                                                NURSING
DME                         6%                                           Amedisys $7.00
                                                                         Gentiva $23.80
                                                                         Odyssey $28.25
Source: Jeffries & Co. 2001                                                RESPIRATORY
                                                                         Lincare $25.10
                                                                          Apria $22.05
                                                                            INFUSION
                                                                       Option Care $13.10

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What Does Amedisys Offer?

                       Care in These Areas...
Diabetes                       Cardiac              Orthopedics
Cancer                       Respiratory              Neurology
Wound Care                                        Post-Surgical
Antibiotic Therapy                               Rehabilitation
Pain Mgt.                     Hydration            Malnutrition

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Why is Amedisys a Healthy Investment?

o    AMED is positioned for growth

o    AMED is profitable

o    AMED is partnered with industry leaders

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Amedisys is Positioned for Growth

                                 Growth Drivers

    Consolidation of Home Health            Transition from Facility to           Aging of America
               Industry                         Non-Facility Care

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Amedisys is Positioned for Growth

o    26% decrease in companies since BBA 1997

o    30% of Medicare certified agencies are hospital based

o    Hospitals lost the cost shifting benefit and are divesting

o    Opportunities for acquisitions at reasonable costs

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Amedisys is Positioned for Growth

Internal Growth Strategies

o    Gain market share from agency attrition

o    Increase referral base with superior DSM programs

o    Build physician relationships with strong sales force

o    Develop managed care business

External Growth Strategies

o    Expand service area with quality acquisitions

o    Valuations of agencies increasing but still attractive

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Amedisys is Positioned for Growth

                                Acquisition History
Alliance Home Health                  January 1998                        Oklahoma
Precision Home Health                 April 1998                          Louisiana
Columbia HCA                          November 1998                       Southern States
Northwest Home Health                 October 2000                        Georgia
Mid-Florida Home Health               November 2000                       Florida
Seton Home Health Services            April 2001                          Alabama
HealthCalls                           June 2001                           South Carolina
Divested Non-Core Assets              1998 - 2001

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Amedisys is Positioned for Growth

o    Health care costs are 14% of the GDP

o    Home care is a cost effective alternative

o    Millimann & Robertson - 56-64% of inpatient care is avoidable

o    Home care reduces the length of hospital stays

o    Payers encourage home care to preserve margins

o    90% of AARP members prefer to be treated at home

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Amedisys is Positioned for Growth

                       National Healthcare Expenditures as a Percentage of GDP
                                 1980                             8.8%
                                 1990                            12.0%
                                 1993                            13.4%
                                 1996                            13.3%
                                 1997                            13.2%
                                 1998                            13.0%
                                 1999                            13.0%
                                 2000*                           13.1%
                                 2001*                           13.4%
                                 2002*                           13.9%
                                 2003*                           14.3%
                                 2004*                           14.6%
                                 2005*                           14.9%
                                 2006*                           15.1%
                                 2007*                           15.3%
                                 2008*                           15.5%
                                 2009*                           15.7%
                                 2010*                           15.9%
                    Source:  HCFA Online                              *  Estimated


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Amedisys is Positioned for Growth

                                    Average Per Diem Cost Comparison
                Inpatient Hospital                                                 $1,000
                Skilled Nursing Facility                                             $500
                Home Health Care                                                      $90
                                                            Source:  Jefferies & Co. 2001

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Amedisys is Positioned for Growth

                                         Home Healthcare Spending
                                      1980                      $2.4
                                      1990                      $12.6
                                      1993                      $21.9
                                      1996                      $33.6
                                      1997                      $34.5
                                      1998                      $33.5
                                      1999                      $33.1
                                      2000*                     $36.6
                                      2001*                     $41.3
                                      2002*                     $46.6
                                      2003*                     $51.4
                                      2004*                     $56.4
                                      2005*                     $61.1
                                      2006*                     $66.0
                                      2007*                     $71.2
                                      2008*                     $76.2
                                      2009*                     $81.5
                                      2010*                     $87.0
                                                           Dollars in billions
                            * Projected                    Source: HCFA Online

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Amedisys is Positioned for Growth

                                   Pop. 65 yrs. and over. US, 1950 - 2030
                  1950       1960       1970      1980       1990       2000       2010       2020      2030
85+                0.6        0.9        1.5       2.2        3.0        4.3        5.7        6.5       8.5
65+               12.2       16.6       20.1      25.5       31.1       34.7       39.4       53.2      69.4

Source:  Health, U.S. 1999, Health and Aging
Chartbook, U.S. Health and Human Services Dept.                     Current patients per 1,000 Population
                                                                                            Women       Men
                                                                  65-74 yrs.                 27.6       18.2
                                                                  75-84 yrs.                 84.1       55.4
                                                                  85+                       130.1       99.5

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Amedisys is Positioned for Growth

                                         Home Health Services Received By
                                         Patients 65 Years of Age and Over
                                Nursing                                       85.3%
                                Homemaker                                     28.7%
                                Physical therapy                              20.0%
                                Social services                               10.9%
                                Medications                                    9.9%
                                Continuous home care                           5.8%
                                Occupational therapy                           4.8%
                                MD services                                    3.7%
                                Nutrition                                      3.4%
                                Other services                                15.1%
                                         Source, U.S. 1999, Health and Aging
                                         Chartbook, U.S. Health and Human Services Dept.

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Amedisys is Profitable

o    Episode costs are closely monitored

o    Average episode costs are below episode payments

o    Treatment protocols direct care, control costs

o    Technology is creating more efficiency

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Amedisys Is Profitable

                                         Prospective Payment System
                                       Example: Patient with Diabetes
                 Fixed Rate                                                     $2,274
                 Illness Adj.                                                      740
                 Wage Index                                                        (63)
                 Total Payment Per Episode                                      $2,951
                 Net Profit                                                       $300

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Amedisys is Profitable

                                                                      Financial Performance
    Revenues                                             1st Q 01      2nd Q 01      3rd Q 01     4th Q 01
    Amounts in millions except Earnings per Share
    Net Service Revenues                                  $22.1         $27.2         $29.7        $31.1
    Operating Income                                       $0.1          $1.8          $2.6         $3.0
    Net Income from Continuing                            $(0.4)         $1.2          $2.0         $2.5
    Operations (Loss) - Pre-Tax
    EPS from Continuing Operations                       $(0.05)        $0.15         $0.25        $0.31
    (Loss) - Pre-Tax

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Amedisys is Profitable

                                                         Financial Performance
       Revenue                             4th Q 01      4th Q 00        2001           2000
       Amounts in millions except
       Earnings Per Share
       Net Service Revenue                  $31.1         $19.4         $110.2         $88.2
       Operating Income                      $3.0         $(0.1)         $7.5          $(2.6)
       (Loss)
       Net Income from                       $2.5         $(0.1)         $5.3          $(4.3)
       Continuing Operations -
       Pre-Tax
       EPS from Continuing                  $0.31        $(0.02)         $0.66        $(1.00)
       Operations - Pre-Tax

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Amedisys has a Profitable Growth Strategy

                                      Growth Strategy Going Forward
                  Capitalize on                Exploit Trend to               Grow with the
                     Industry                    Non-Facility               Aging of America
                  Consolidation                   Based Care           o        Patients need more
           o    AMED will expand         o   AMED will provide a       health care as they age
           Markets with sale force       viable solution to the        o        AMED provides home
           o        AMED will acquire    increasing  cost of health    care - a patient's first
           hospital based agencies       care                          choice for care

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Amedisys is Partnered with Industry Leaders

                                    Partners
                                  in Wound Care

                                                      ConvaTec
Bristol-Myers Squibb divisions              A Bristol-Myers Squibb Company

Hill-Rom                                              Mead Johnson
A HILLENBRAND INDUSTRY                                Nutritionals
                                      DU PONT
                                      DuPont Pharmaceuticals Company


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Amedisys is a Healthy Investment

                                Growth Driven by
                               Major Industry and
                               Demographic Trends

                   Profitable in the             Partnered with
                  Prospective Payment           Industry Leaders
                      System

                   Strengthening              Increasing Visibility
                 Financial Position            With Nasdaq Listing
                  And Stock Price

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Put Amedisys in Your Portfolio

The Healthy Investment for the 21st Century